UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 29, 2014

UnionBanCal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15081	94-1234979
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 California Street

San Francisco, CA  94104-1302

Tel. (415) 765-2969

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 29, 2014, the Company issued a press release announcing its results of operations and financial condition for the first quarter of 2014, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)         Exhibits:

Exhibit No.	Description
99.1	Press release dated April 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 29, 2014

UNIONBANCAL CORPORATION

By:	/s/ ROLLAND D. JURGENS

ROLLAND D. JURGENS
Executive Vice President, Controller
and Chief Accounting Officer
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 29, 2014.